Semiannual Report

GNMA Fund

November 30, 2000

 T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

GNMA Fund

o Mortgage bonds performed well during the past six months, outpacing corporate and Treasury securities.

o The fund posted strong results for the six months ended November 30, 2000, surpassing the Lipper GNMA Funds Average and slightly trailing the Salomon Smith Barney GNMA Index.

o We positioned the fund to protect it against an increase in mortgage prepayments and to benefit from a return to a normal yield curve, with long-term rates higher than short-term rates.

o The Fed will most likely begin to ease monetary policy in early 2001. We believe investors will continue to favor high-quality bonds with higher yields than Treasuries, which would benefit mortgage securities.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The six-month period ended November 30, 2000, was an excellent time to be invested in high-quality bonds. As poor earnings and a moderating economy ravaged equities and some other asset classes, investors sought refuge in the fixed-income markets. Mortgage-backed securities participated to a great degree as rates declined and prices rose during the period.

     MARKET ENVIRONMENT

          At the end of May, the yield curve was sharply inverted, meaning that short-term rates were higher than long-term rates due to the Federal Reserve's tight monetary policy. However, during the past six months, Treasury securities with intermediate maturities led rates lower. The yield on five-year notes declined a full percentage point (100 basis points) compared with lesser declines for long-term securities, which began the process of returning the yield curve toward a more normal configuration. By the end of November, investor sentiment grew somewhat negative. Worries about an economic slowdown led to a sharp rise in the premium on corporate bond yields relative to Treasuries. The big question was whether the economy would achieve a soft or hard landing-that is, a moderate slowing commensurate with the Fed's inflation-fighting goals, or a descent into recession.

          Mortgage bonds benefit in recent environment

                         Current Coupon GNMA         10-Year treasury Note

          11/30/99             7.64                         6.10
          12/31/99             7.83                         6.41
          01/31/00             8.14                         6.68
          02/29/00             8.01                         6.38
          03/31/00             7.77                         6.13
          04/30/00             8.00                         6.15
          05/31/00             8.00                         6.42
          06/30/00             7.77                         6.08
          07/31/00             7.80                         6.04
          08/31/00             7.56                         5.76
          09/30/00             7.47                         5.82
          10/31/00             7.43                         5.66
          11/30/00             7.19                         5.56


          This environment was positive for mortgage-backed securities, which benefited from an overall flight to quality from equities. The yield of the current coupon GNMA mortgage bond was 163 basis points higher than the yield of 10-year Treasuries at the end of November-a spread that was largely unchanged over the six-month period as mortgage rates closely tracked their Treasury counterparts.

          Mortgage rates decline The 30-year mortgage rate fell from 8.62% at the end of May to 7.62% at the end of the period. However, mortgage prepayments were relatively stable despite the decline in rates. Refinancing activity was muted because the great majority of homeowners had refinanced with low-rate mortgage loans in 1998, before interest rates spiked up significantly in 1999. The sharp drop in Treasury yields was not enough to cause a meaningful increase in prepayments.

PERFORMANCE AND STRATEGY REVIEW

          For the 6- and 12-month periods ended November 30, 2000, the fund provided strong returns of 7.04% and 8.83%, respectively, comfortably outperforming the Lipper GNMA Funds Average and slightly trailing the Salomon Smith Barney GNMA Index in both periods. Results during the six months reflected a $0.32 increase in the fund's share price to $9.24 while the dividend remained stable at $0.30 per share.

Performance Comparison

Periods Ended  11/30/00                              6 Months     12 Months
--------------------------------------------------------------------------------

GNMA Fund                                               7.04%        8.83%
Salomon Smith Barney
GNMA Index                                              7.13         9.37
Lipper GNMA Funds Average                               6.67         8.27

          We repositioned the fund over the period so it could benefit from a more positively sloped yield curve, which traditionally accompanies an accommodative monetary environment. We accomplished this in three ways. We sold mortgage pass-through securities and purchased collateralized mortgage obligations (CMOs), which usually do better when longer-term yields begin to exceed shorter-term rates. We also sold pass-through bonds with higher coupons selling above par and buying lower-coupon bonds priced at a discount, which are less sensitive to a drop in interest rates. Finally, we added Treasuries, which extended the duration of the portfolio beyond that of our competition. (Duration is a measure of a fund's sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall or rise about 5% in price in response to a one-percentage-point rise or fall in interest rates.)

          OUTLOOK

          We expect the Fed to ease its monetary posture and begin to lower key short-term interest rates beginning in early 2001. The extent of the easing will be dictated by how much the economy actually slows and how financial markets hold together during this process.

          The sharp drop in interest rates at the end of the period has reintroduced the risk of rising prepayments, which can hurt investors who bought mortgage securities at prices above par. While we have endeavored to protect the fund from a significant increase in prepayments, we recognize that a sustained decline in rates poses a higher level of risk. However, despite this potential drawback, we believe investors will continue to favor high-quality bonds with higher yields than Treasuries, which should benefit GNMA investors. Thank you for investing with T. Rowe Price.

          Respectfully submitted,

          Connice A. Bavely
          Chairman of the Investment Advisory Committee
          December 18, 2000


Change in Management

As shown in the fund's prospectus dated October 1, 2000, Connice A. Bavely has been named chairman of the fund's Investment Advisory Committee, which means she has assumed day-to-day responsibility for managing the fund. Former chairman Deborah L. Boyer left the firm to pursue other opportunities. Ms. Bavely, who joined the firm in February 1998, has 23 years of investment experience, including 14 as a portfolio manager. Before joining T. Rowe Price, she was a founding partner and senior vice president of Atlantic Asset Management Partners, LLC.


T. Rowe Price GNMA Fund

Portfolio Highlights
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KEY STATISTICS

                                                     5/31/00       11/30/00
--------------------------------------------------------------------------------
Price Per Share                                      $  8.92      $  9.24

Dividends Per Share
     For 6 months                                       0.30         0.30
     For 12 months                                      0.60         0.60

30-Day Dividend Yield *                                 6.69%        6.43%
30-Day Standardized Yield to Maturity                   6.72         6.48
Weighted Average Maturity (years)**                     8.9          8.0
Weighted Average Effective Duration (years)             4.9          4.1
Weighted Average Quality ***                             AAA          AAA

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on prepayment-adjusted life of GNMA securities.
***  Based on T. Rowe Price research.

SECTOR DIVERSIFICATION

                                                    Percent of   Percent of
                                                    Net Assets   Net Assets
                                                    5/31/00      11/30/00
--------------------------------------------------------------------------------

GNMA Securities                                           99%         101%
Other Government Agency Securities                         1            1
Short-Term Obligations                                     1            2
U.S. Treasury Obligations                                 --            1
Other Assets Less Liabilities                             -1           -5
Total                                                    100%         100%

T. Rowe Price GNMA Fund
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Performance Comparison
--------------------------------------------------------------------------------

          This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

  x                       GNMA Fund      Salomon Smith           Lipper GNMA
  x                       x              Barney GNMA Ind         Funds Average

  11/30/90                  10.000         10.000
  11/30/91                  11.495         11.352
  11/30/92                  12.533         12.260                     12.275
  11/30/93                  13.425         13.132                     13.127
  11/30/94                  13.209         12.770                     12.830
  11/30/95                  15.410         14.831                     15.072
  11/30/96                  16.556         15.761                     15.942
  11/30/97                  17.851         16.905                     17.109
  11/30/98                  19.162         18.117                     18.344
  11/30/99                  19.688         18.381                     18.506
  11/30/00                  21.534         19.936                     20.140

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/00          1 Year       3 Year      5 Years      10 Years
--------------------------------------------------------------------------------

GNMA Fund                        8.83%        5.59%        5.97%        7.25%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Unaudited

Financial Highlights          For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    6 Months      Year
                       Ended     Ended
                    11/30/00   5/31/00   5/31/99   5/31/98   5/31/97  5/31/96

NET ASSET VALUE

Beginning            $ 8.92      $ 9.33    $ 9.57   $ 9.30    $ 9.19    $ 9.51
  of period

Investment activities
  Net investment
  income(loss)         0.30        0.60      0.61     0.63      0.65      0.67
  Net realized
  and unrealized
  gain (loss)          0.32       (0.41)    (0.24)    0.27      0.11     (0.32)

  Total from
  investment
  activities           0.62        0.19      0.37     0.90      0.76      0.35

Distributions
  Net investment
  income              (0.30)      (0.60)    (0.61)   (0.63)    (0.63)    (0.67)
  Tax return
  of capital          -           -          -        -        (0.02)       -

  Total
  distributions       (0.30)      (0.60)    (0.61)   (0.63)    (0.65)    (0.67)

NET ASSET VALUE

End of period        $ 9.24      $ 8.92    $ 9.33   $ 9.57    $ 9.30    $ 9.19

Ratios/Supplemental Data

Total return           7.04%       2.13%     3.88%    9.97%     8.46%     3.72%
(diamond)

Ratio of total
expenses to average
net assets             0.69%!      0.71%     0.71%    0.70%     0.74%     0.74%

Ratio of net
investment income
(loss) to average
net assets             6.57%!      6.61%     6.36%    6.67%     6.98%     7.04%

Portfolio turnover
rate                  69.3%!      63.8%     86.7%   120.6%    115.9%    113.6%

Net assets,
end of period
(in millions)      $  1,081    $  1,052   $ 1,111  $ 1,123     $ 944    $ 904


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!         Annualized


The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Unaudited                                                  November 30, 2000

Statement of Net Assets                               Par/Shares       Value
--------------------------------------------------------------------------------
                                                            In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  102.4%

U.S. Government Guaranteed Obligations  102.4%
Government National Mortgage Association

  I
     6.00%, 1/15/26 - 8/15/29                        $   67,508   $   64,524

     6.50%, 12/15/23 - 8/15/29                          140,027      136,792

     7.00%, 4/15/17 - 9/15/29                           199,946      199,210

     7.50%, 3/15/07 - 11/15/30                          251,108      254,412

     8.00%, 11/15/12 - 4/15/30                           87,013       89,303

     8.50%, 12/15/04 - 12/15/21                          14,315       14,844

     9.00%, 1/15/18 - 9/15/24                             9,026        9,448

     9.50%, 6/15/09 - 12/15/24                            3,767        3,930

     10.00%, 2/15/16 - 3/15/26                           15,780       16,573

     10.50%, 1/15/13 - 10/15/21                           1,443        1,541

     11.00%, 2/15/10 - 6/15/19                              327          352

     11.50%, 4/15/10 - 7/15/20                            1,510        1,637

     12.00%, 5/15/11 - 8/15/15                            1,997        2,182

     12.50%, 4/15/10 - 7/15/15                              731          800

     13.00%, 1/15/11 - 8/15/15                              309          339

     13.50%, 5/15/10 - 1/15/15                              583          639

     Principal Only, 3/16/28                              7,429        5,376

  II

     6.50%, 3/20/26 - 11/20/30                           60,744       58,545

     7.00%, 8/20/29 - 10/20/30                           28,667       28,438

     8.00%, 10/20/24 - 6/20/29                           14,645       14,933

     8.50%, 4/20/16 - 6/20/29                             7,054        7,266

     10.00%, 9/20/16 - 5/20/25                              574          600

     11.00%, 2/20/14 - 9/20/20                              574          616

     11.50%, 12/20/13 - 7/20/20                             566          612

     12.50%, 10/20/13 - 1/20/16                              85           93

     13.00%, 10/20/13 - 9/20/15                             278          309

 Construction Loan, I

     6.75%, 1/1/39                                        8,951        8,463

     Outstanding commitment expires, 11/15/01*            1,049          991

     6.625%, 1/1/38                                       9,412        8,994

     Outstanding commitment expires, 5/15/01*               610          583

 Government National Mortgage Association

   GPM, I

     8.75%, 6/15/17 - 11/15/21                       $      221   $      230

     9.00%, 5/15/09                                         114          118

     9.25%, 5/15/16 - 5/15/21                             2,056        2,162

     9.50%, 6/15 - 11/15/09                               1,101        1,142

     9.75%, 4/15/16 - 2/15/21                               917          963

     10.75%, 2/15/16 - 4/15/19                              396          426

     11.00%, 8/15 - 9/15/10                                  50           53

     11.50%, 2/15 - 6/15/13                                  32           35

     12.00%, 10/15/10 - 2/15/13                             106          116

     12.25%, 1/15/14 - 2/15/15                               61           68

     12.50%, 4/15/10 - 10/15/11                             233          252

     12.75%, 11/15/13 - 6/15/14                             139          154

   GPM, II

     9.25%, 2/20/16                                          57           59

     9.75%, 3/20/21                                          31           32

     10.25%, 3/20 - 9/20/16                                  25           27

     11.00%, 9/20/13 - 1/20/14                               31           33

     12.25%, 1/20/14 - 10/20/15                              60           65

     12.75%, 10/20/13 - 2/20/15                              87           95

   Project Loan, I

     6.73%, 5/15/40                                      19,793       19,372

     7.37%, 8/15/33                                       9,547        9,601

     8.00%, 11/15/12 - 11/15/17                           5,986        6,135

   REMIC, CMO

     5.00%, 8/16/28                                      12,550       11,538

     6.50%, 10/20/27 - 9/20/28                           19,849       18,831

     7.00%, 5/16/24                                       8,400        8,521

     7.50%, 7/16/12 - 1/16/27                            17,415       17,985

     Interest Only, 8.00%, 6/16/23 **                     2,927          498

   TBA, I

     7.00%, 1/1/29                                       62,800       62,532

U.S. Department of Veteran Affairs

   REMIC, CMO

     7.25%, 10/15/08                                     10,545       10,886

     VR, 9.56%, 3/15/25                                   2,188        2,317

Total U.S. Government Mortgage-Backed
Securities (Cost  $1,104,151)                                      1,106,591

U.S. Government Obligations 1.0%

U.S. Treasury Obligations  1.0%

U.S. Treasury Bills, 6.01%, 1/11/01                $       100      $     99

U.S. Treasury Notes, 5.625%, 5/15/08                    10,000        10,082

Total U.S. Government Obligations (Cost  $9,985)                      10,181


Money Market Funds  2.1%

Government Reserve Investment Fund, 6.53% #             22,975        22,975

Total Money Market Funds (Cost $22,975)                               22,975

Total Investments in Securities
105.5% of Net Assets (Cost  $1,137,111)                           $1,139,747


Futures Contracts
In thousands

                                           Contract       Unrealized
                               Expiration  Value          Gain (Loss)
                               ----------  -------------  -----------
Long, 435 U.S. Treasury
Note 5-year contracts,
$398,000 of U.S.
Treasury Notes pledged
as initial margin              3/01        $ 44,418       $  286

Net payments (receipts) of variation
margin to date                                              (102)

Variation margin receivable
(payable) on open futures contracts                          184

Other Assets Less Liabilities                                        (59,275)


NET ASSETS                                                       $ 1,080,656
                                                                 ------------
Net Assets Consist of:

Accumulated net investment income - net of distributions         $    (5,445)

Accumulated net realized gain/loss - net of distributions            (26,632)

Net unrealized gain (loss)                                             2,922

Paid-in-capital applicable to 116,960,935 no
par value shares of beneficial interest
outstanding; unlimited number of shares
authorized                                                       $ 1,109,811

NET ASSETS                                                       $ 1,080,656
                                                                 ------------
NET ASSET VALUE PER SHARE                                        $      9.24
                                                                 ------------


    *  A liability to fund the outstanding commitment has been recognized.
   ** For interest only securities, par amount represents notional principal on which the fund receives interest.
    #  Seven-day yield
  CMO  Collateralized Mortgage Obligation
  GPM  Graduated Payment Mortgage
REMIC  Real Estate Mortgage Investment Conduit
   VR  Variable Rate


The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                      Ended
                                                                    11/30/00

Investment Income (Loss)
Interest income                                                    $  38,600

Expenses

  Investment management                                                2,476

  Shareholder servicing                                                  979

  Custody and accounting                                                 146

  Prospectus and shareholder reports                                      33

  Registration                                                            17

  Legal and audit                                                          8

  Trustees                                                                 5

  Miscellaneous                                                            3

  Total expenses                                                       3,667

Net investment income (loss)                                          34,933

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            (638)

  Futures                                                                (19)

  Net realized gain (loss)                                              (657)

Change in net unrealized gain or loss

  Securities                                                          37,178

  Futures                                                                286

  Change in net unrealized gain or loss                               37,464

Net realized and unrealized gain (loss)                               36,807

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $ 71,740
                                                                   ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                       11/30/00      5/31/00

Increase (Decrease) in Net Assets

Operations

   Net investment income (loss)                      $   34,933   $   71,702

   Net realized gain (loss)                                (657)     (14,162)

   Change in net unrealized gain or loss                 37,464      (35,173)

   Increase (decrease) in net assets from operations     71,740       22,367

Distributions to shareholders

   Net investment income                                (34,933)     (71,702)

Capital share transactions *

   Shares sold                                           75,474      209,346

   Distributions reinvested                              30,344       62,267

   Shares redeemed                                     (114,127)    (280,884)

   Increase (decrease) in net assets from capital
   share transactions                                    (8,309)      (9,271)

Net Assets

Increase (decrease) during period                        28,498      (58,606)

Beginning of period                                   1,052,158    1,110,764

End of period                                      $  1,080,656  $ 1,052,158

*Share information

   Shares sold                                            8,307       23,137

   Distributions reinvested                               3,330        6,894

   Shares redeemed                                      (12,575)     (31,162)

   Increase (decrease) in shares outstanding               (938)      (1,131)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                    November 30, 2000


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26, 1985. The fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation   Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts   Premiums and discounts on all MBS are recognized
     upon disposition or principal repayment as gain or loss for financial reporting purposes. Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the fund as of June 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended November 30, 2000, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other   Purchases and sales of U.S. government securities, aggregated
     $395,021,000 and $372,718,000, respectively, for the six months ended November 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At May 31, 2000, the fund had capital loss carryforwards for federal income tax purposes of $13,774,000, of which $1,569,000 expires in 2002, $1,748,000 in 2003 and $10,457,000 thereafter through 2008. The fund intends to retain gains realized in future periods that maybe offset by available capital loss carryforwards.

     At November 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,137,111,000. Net unrealized gain aggregated $2,636,000 at period-end, of which $14,823,000 related to appreciated investments and $12,187,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $410,000 was payable at November 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15 % of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $489,000 for the six months ended November 30, 2000, of which $92,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Income Fund held approximately 39.6% of the outstanding shares of the GMNA Fund at November 30, 2000. For the six months then ended, the fund was allocated $469,000 of Spectrum expenses, $115,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 2000, totaled $406,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person  Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking  Available on most fixed-income funds ($500 minimum).

     Automatic Investing  From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options  Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a July 2000 survey for representative-assisted stock trades.
        Services vary by firm, and commissions may vary depending on size of order.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment With Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.          F70-051  11/30/00